American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            FACSIMILE:  (301) 846-8152





                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

===============================================================================================================================
                                             Certificate                                   Beginning
                                                Class               Certificate          Certificate            Interest
       Class                   CUSIP         Description         Pass-Through Rate          Balance            Distribution
===============================================================================================================================
         A                   02926NAA4          SEQ                    6.83125%          198,228,415.74        1,090,841.34
      INV_CERT               ARE991INV          SUB                    0.00000%            5,316,432.67          216,492.81
===============================================================================================================================
      Totals                                                                             203,544,848.41        1,307,334.15
===============================================================================================================================

=================================================================================================================
                                              Current            Ending                                Cumulative
                       Principal              Realized        Certificate             Total             Realized
       Class          Distribution              Loss            Balance            Distribution          Losses
=================================================================================================================
         A            5,181,374.66              0.00        193,047,041.08        6,272,216.00           0.00
      INV_CERT                0.00              0.00          5,316,432.67          216,492.81           0.00
=================================================================================================================
      Totals          5,181,374.66              0.00        198,363,473.75        6,488,708.81           0.00
=================================================================================================================


All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            FACSIMILE:  (301) 846-8152


                        Principal Distribution Statement



==============================================================================================================================
                                                   Beginning             Scheduled      Unscheduled
                           Original Face          Certificate            Principal       Principal
       Class                  Amount                Balance             Distribution    Distribution            Accretion
==============================================================================================================================
         A                229,000,000.00        198,228,415.74              0.00        5,181,374.66                0.00
     INV_CERT               7,285,896.30          5,316,432.67              0.00                0.00                0.00
==============================================================================================================================
      Totals              236,285,896.30        203,544,848.41              0.00        5,181,374.66                0.00
==============================================================================================================================

=========================================================================================================
                                                     Ending                Ending
                 Realized    Total Principal       Certificate           Certificate      Total Principal
       Class      Loss(1)       Reduction            Balance             Percentage        Distribution
=========================================================================================================
         A         0.00        5,181,374.66        193,047,041.08        0.84300018        5,181,374.66
     INV_CERT      0.00                0.00          5,316,432.67        0.72968822                0.00
=========================================================================================================
      Totals       0.00        5,181,374.66        198,363,473.75        0.83950620        5,181,374.66
=========================================================================================================


(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            FACSIMILE:  (301) 846-8152


                    Principal Distribution Factors Statement

========================================================================================================================
                                                   Beginning          Scheduled         Unscheduled
                           Original Face          Certificate         Principal          Principal
     Class(2)                 Amount                Balance          Distribution       Distribution          Accretion
========================================================================================================================
         A                229,000,000.00          865.62626961        0.00000000         22.62609022          0.00000000
     INV_CERT               7,285,896.30          729.68821557        0.00000000          0.00000000          0.00000000
========================================================================================================================

=============================================================================================================
                                                           Ending              Ending
                  Realized        Total Principal        Certificate         Certificate      Total Principal
     Class(2)      Loss(3)           Reduction             Balance           Percentage         Distribution
=============================================================================================================
         A       0.00000000         22.62609022          843.00017939        0.84300018         22.62609022
     INV_CERT    0.00000000          0.00000000          729.68821557        0.72968822          0.00000000
=============================================================================================================


(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            Facsimile:  (301) 846-8152


                         Interest Distribution Statement



=============================================================================================================================
                                                                    Beginning
                                                                  Certificate/            Current                Payment of
                         Original Face            Current           Notional              Accrued             Unpaid Interest
      Class                 Amount            Certificate Rate       Balance              Interest                Shortfall
=============================================================================================================================
        A               229,000,000.00             6.83125%       198,228,415.74        1,090,841.34                 0.00
    INV_CERT              7,285,896.30             0.00000%         5,316,432.67                0.00                 0.00
=============================================================================================================================
    Totals              236,285,896.30                                                  1,090,841.34                 0.00
=============================================================================================================================

===============================================================================================================
                                                                                  Remaining          Ending
               Current     Non-Supported                                           Unpaid         Certificate/
               Interest      Interest       Realized       Total Interest         Interest          Notional
      Class    Shortfall     Shortfall      Losses(4)       Distribution          Shortfall         Balance
===============================================================================================================
        A        0.00           0.00           0.00         1,090,841.34             0.00       193,047,041.08
    INV_CERT     0.00           0.00           0.00           216,492.81             0.00         5,316,432.67
===============================================================================================================
    Totals       0.00           0.00           0.00         1,307,334.15             0.00
===============================================================================================================


(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            Facsimile:  (301) 846-8152


                     Interest Distribution Factors Statement


===========================================================================================================================
                                                                      Beginning                                 Payment of
                                                                     Certificate/                                 Unpaid
                          Original Face             Current            Notional             Current Accrued      Interest
     Class(5)                 Amount            Certificate Rate       Balance                  Interest         Shortfall
===========================================================================================================================
        A                229,000,000.00             6.83125%         865.62626961              4.76349930        0.00000000
     INV_CERT              7,285,896.30             0.00000%         729.68821557              0.00000000        0.00000000
===========================================================================================================================

======================================================================================================================
                                      Non-                                              Remaining            Ending
                Current            Supported                                             Unpaid           Certificate/
               Interest            Interest        Realized          Total Interest      Interest           Notional
     Class(5)  Shortfall           Shortfall       Losses(6)          Distribution       Shortfall           Balance
======================================================================================================================
        A      0.00000000          0.00000000      0.00000000           4.76349930       0.00000000       843.00017939
     INV_CERT  0.00000000          0.00000000      0.00000000          29.71395709       0.00000000       729.68821557
======================================================================================================================


(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            Facsimile:  (301) 846-8152


                      Certificateholder Component Statement

==============================================================================================================================
         Component Pass-  Beginning Notional  Ending Notional    Beginning Component    Ending Component      Ending Component
  Class   Through Rate         Balance            Balance              Balance               Balance             Percentage
==============================================================================================================================
   FSA    1,200.00000%        37,993.78          37,000.68               0.00                  0.00             84.30000499%
==============================================================================================================================

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            Facsimile:  (301) 846-8152


                       Certificateholder Account Statement

                                    CERTIFICATE ACCOUNT

Beginning Balance                                                                      0.00
Deposits
      Payments of Interest and Principal                                       6,766,558.00
      Liquidations, Insurance Proceeds, Reserve Funds                                  0.00
      Proceeds from Repurchased Loans                                                  0.00
      Other Amounts (Servicer Advances)                                                0.00
      Realized Losses                                                           (115,810.92)
                                                                               ------------
Total Deposits                                                                 6,650,747.08


Withdrawals
      Reimbursement for Servicer Advances                                              0.00
      Payment of Service Fee                                                     172,038.27
      Payment of Interest and Principal                                        6,488,708.81
                                                                               ------------
Total Withdrawals (Pool Distribution Amount)                                   6,660,747.08


Ending Balance                                                                         0.00
                                                                               ============

                                 OTHER ACCOUNTS

                         Beginning   Current      Current      Ending
      Account Type        Balance  Withdrawals    Deposits     Balance
----------------------------------------------------------------------
Financial Guaranty          0.00      0.00          0.00         0.00


                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                     0.00
Servicing Fee Support                                               0.00
                                                                    ----
Non-Supported Prepayment/Curtailment Interest Shortfall             0.00
                                                                    ====



                                 SERVICING FEES

Gross Servicing Fee                                       84,810.27
Management Fee                                             1,000.00
FSA Insurance Premium                                     37,993.78
Trustee Fee - Norwest Bank Minnesota N.A.                    848.22
Mortgage Insurance Premium                                47,386.00
Supported Prepayment/Curtailment Interest Shortfall            0.00
                                                         ----------
Net Servicing Fee                                        172,038.27
                                                         ==========

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            Facsimile:  (301) 846-8152


           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                                    Percentage Delinquent
                                                                          Based On
                        Current                                  ----------------------------
                        Number Of      Unpaid Principal           Number              Unpaid
                          Loans             Balance              of Loans            Balance
                        ---------      ----------------          ---------         ----------
30 Days                    85            8,291,556.18            4.956268%          4.179981%
60 Days                    23            2,390,488.33            1.341108%          1.205105%
90+ Days                   32            4,023,493.44            1.865889%          2.028344%
Foreclosure                61            6,383,693.19            3.556851%          3.218180%
REO                        30            3,230,106.07            1.749271%          1.628377%
                        ---------      ----------------          ---------         ----------
Totals                    231           24,319,337.21           13.469388%         12.259988%



Current Period Realized Loss - Includes Interest Shortfall             0.00
Cumulative Realized Losses - Includes Interest Shortfall         351,285.70
Current Period Class A Insufficient Funds                              0.00
Principal Balance of Contaminated Properties                           0.00
Periodic Advance                                                       0.00



 SUBORDINATION LEVEL/
---------------------------------------------------------------------------------------------------------------------------
                                  CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                     Original $        Original %        Current $         Current %    Current Class %   Next Prepayment %
                     ----------        ----------        ---------         ---------    ---------------   -----------------
Class A             7,285,896.30      3.08350876%      5,316,432.67       2.68014699%      97.319853%         0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
---------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                                Contact:    Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                         Norwest Bank Minnesota, N.A.
                                                                            Securities Administration Services
Record Date:            31-Dec-1999                                         7485 New Horizon Way
Distribution Date:      25-Jan-2000                                         Frederick, MD  21703
                                                                            Telephone:  (301) 846-8130
                                                                            Facsimile:  (301) 846-8152


==================================================================================
                              COLLATERAL STATEMENT
Collateral Description                                   Fixed Mixed & ARM Balloon
Weighted Average Gross Coupon                                            9.404414%
Weighted Average Net Coupon                                              8.904414%
Weighted Average Pass-Through Rate                                       8.899414%
Weighted Average Maturity (Stepdown Calculation)                               319

Beginning Scheduled Collateral Loan Count                                    1,758
Number of Loans Paid in Full                                                    43
Ending Scheduled Collateral Loan Count                                       1,715

Beginning Scheduled Collateral Balance                              203,544,848.41
Ending Scheduled Collateral Balance                                 198,363,473.75
Ending Actual Collateral Balance at 31-Dec-1999                     198,363,473.75
Monthly P&I Constant                                                  1,731,268.13
Class A Optimal Amount                                                6,310,209.78
Ending Scheduled Balance for Premium Loans                          198,363,473.75

Scheduled Principal                                                     136,084.82
Unscheduled Principal                                                 5,045,289.84

Required Overcollateralized Amount                                    5,316,432.67
Overcollateralized Increase Amount                                            0.00
Overcollateralized Reduction Amount                                           0.00
Specified O/C Amount                                                  5,316,432.67
Overcollateralized Amount                                             5,316,432.67
Overcollateralized Deficiency Amount                                          0.00
Base Overcollateralization Amount                                     5,316,432.67

Extra Principal Distribution Amount                                           0.00
Excess Cash Amount                                                      333,303.70

==================================================================================
Bankruptcy                                                    40        $4,976,913
Bankruptcies are included in the 30, 60 and 90 day delinquencies
==================================================================================